Exhibit 10.2

                            WESTFINANCE CORPORATION
                          3201 NEW MEXICO AVENUE, N.W.
                                    SUITE 350
                             WASHINGTON, D.C. 20016
                                   ----------
                                 (202) 895-1390

                                                                      4 May 1999

Mr. Kevin Brannon
Chairman
Frederick Brewing Company
4607 Wedgewood Blvd.
Frederick, MD 21703

RE: Extension of Merger & Acquisition Transaction Fee Agreement with
    Westfinance Corporation dated November 4, 1998

Dear Mr. Brannon:

Execution of this letter by you will extend the following agreement with Westfinance Corporation:

         The Merger & Acquisition Transaction Fee Agreement

The above referenced Agreement is hereby extended for ninety (90) days, effective May 4, 1999.


                 Sincerely,

                 /s/ C. Stevens Avery, II
                 ------------------------
                 C. Stevens Avery II
                 President

--------------------------------------------------------------------------------
AGREED AND ACCEPTED:

Date: May 12, 1999
      ------------------------

By:  /s/ Kevin Brannon
     -------------------------
     Kevin Brannon, Chairman
     Frederick Brewing Company